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                                                                   EXHIBIT 10.55

                    Confidential Materials omitted and filed
                   separately with the Securities and Exchange
                     Commission. Asterisks denote omissions.


                               AMENDMENT NO. 1 TO
                      COLLABORATIVE RESEARCH AGREEMENT AND
                  LICENSE OPTION, LICENSE AND ROYALTY AGREEMENT
                        EACH DATED AS OF JANUARY 1, 1995


This Agreement dated as of December 1998 by and between Pfizer Inc, a Delaware corporation having an office at 235 East 42nd Street, New York, New York 10017 (together with its Affiliates, "Pfizer") and Millennium Pharmaceuticals, Inc., a Delaware corporation having an office at 238 Main Street, Cambridge, Massachusetts 02142 (together with its Affiliates, "Millennium").

     Whereas, Pfizer and Myco Pharmaceuticals, Inc. ("Myco") entered into a Collaborative Research Agreement dated as of January 1, 1995 (the "Research Agreement") and a License Option, License and Royalty Agreement dated as of January 1, 1995 (the "License Agreement" and together with the Research Agreement, the "1995 Agreements"); and

     Whereas, Millennium is the successor in interest to Myco under the 1995 Agreements; and

     Whereas, Pfizer and Millennium wish to extend the Research Program under the Research Agreement, modify the scope of the research and other licenses thereunder and under the License Agreement, and amend certain other provisions of the 1995 Agreements;

     NOW THEREFORE, the parties agree as follows:

1.   Amendments to the Research Agreement

     1.1 The term "Millennium" shall replace the term "Myco" wherever the latter appears in the Research Agreement.

     1.2 Section 1 is hereby amended by adding the phrase", subject to such written amendment as the parties, acting through the Research Committee, may adopt from time to time," at the end of the existing text of Section 1.9 and by deleting

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                    Confidential Materials omitted and filed
                   separately with the Securities and Exchange
                     Commission. Asterisks denote omissions.

the existing definitions after Section 1.18 and adding the following new definitions after the text of Section 1.18:

     "1.19     `Patent Rights" shall mean the issued patents and pending
applications, whether domestic or foreign, claiming all inventions within Program Technology and all inventions made by Pfizer using Program Technology during the Exclusivity Period including all continuations, continuations-in-part, division and renewals, all letters patent granted thereon, and all reissues, reexaminations and extensions thereof."

     "1.20     `Product' means an Antifungal Drug the manufacture, use, sale, offer for sale or importation of which in the absence of a license would infringe a claim within Patent Rights."

     "1.21     `Cost/person year' means, in the first four Commitment Years of the Contract Period, [**]; and, in the fifth and sixth Commitment Years of the Contract Period, [**]

     "1.22     `Program Technology' means, collectively, Millennium Program
Technology, Pfizer Program Technology and Joint Technology."

     "1.23     `Program Materials' means any biological, synthetic chemical and biochemical materials that are part of Program Technology."

     "1.24     `Target' means any Program Technology consisting of any gene or protein encoded by such gene which in the course of the Research Program is identified as a potentially useful target for the identification or development of Antifungal Drugs."

     "l.25     `[**]' means the [**]."

     "1.26     `[**]' means any Product acting at the [**]."

     "1.27     `Exclusivity Period' means the period beginning January 1, 1999 and ending on the first to occur of (a) the third anniversary of the conclusion of the Contract Period or (b) the second anniversary of the conclusion of the Contract Period if, before such anniversary, Millennium has notified Pfizer that Millennium is exercising its option to shorten such period so that it ends on said second anniversary."

     "1.28     `Candidate Product' means a compound (a) which Pfizer identifies in the course of the Research Program or the Exclusivity Period, and (b) which Pfizer believes satisfies (1) a Profile of Activity and (2) an appropriate safety profile and (c) which Pfizer believes is a bona fide candidate for development as an Antifungal Drug."

     "1.29     `Lead' means a compound (a) which is identified in a screen employing a Target and (b) which Pfizer selects to begin structural modification to yield a Candidate Product."


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                    Confidential Materials omitted and filed
                   separately with the Securities and Exchange
                     Commission. Asterisks denote omissions.

     1.3 The membership of the Research Committee, as provided by Section 2.2, is hereby amended to be as follows:

     Pfizer Appointees:            [**]
                                   [**]
                                   [**]

     Millennium Appointees:        [**]
                                   [**]
                                   [**]

     1.4 Section 3.1 is hereby amended and restated in its entirety to read as follows:

     "3.1 The Annual Commitment for each Commitment Year is as follows:

     Commitment Year                         Annual Commitment
          [**]                               [**]
          [**]                               [**]
          [**]                               [**]
          [**]                               [**]
          [**]                               [**]
          [**]                               [**]"

     1.5 Section 4.1.1 is hereby amended and restated in its entirety to read as follows:

     "4.1.1    Pfizer and Millennium each recognize that the other's
Confidential Information constitutes highly valuable confidential information. Subject to the terms and conditions of the License Option, License and Royalty Agreement of even date with this Agreement (the "License Agreement"), the obligations set forth in Section 4.3 and the publication rights set forth in
Section 4.2, Pfizer and Millennium each agree that during the term of this Agreement and during the Exclusivity Period, it will keep confidential, and will cause its Affiliates to keep confidential, all Millennium Confidential Information or Pfizer Confidential Information, as the case may be, that is disclosed to it or to any of its Affiliates under this Agreement. Neither Pfizer nor Millennium or any of their respective Affiliates shall use such Confidential Information of the other party except as expressly permitted in this Agreement or the License Agreement."


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                    Confidential Materials omitted and filed
                   separately with the Securities and Exchange
                     Commission. Asterisks denote omissions.

     1.6 Section 4.5 is hereby amended and restated in its entirety to read as follows:

     "4.5 RESTRICTIONS ON TRANSFERRING PROGRAM MATERIALS. Pfizer and Millennium recognize that Program Materials represent valuable commercial assets. During the Exclusivity Period, neither party shall transfer to a third party any Program Materials, unless such transfer is (1) first approved in writing by the other party or (2) otherwise expressly permitted by this Agreement or the License Agreement; provided that the foregoing restriction shall not apply to Pfizer Non-Program Technology in the case of Pfizer or to Millennium Non-Program Technology (including improvements to Millennium Non-Program Technology made in the course of the Research Program) in the case of Millennium."

     1.7 Section 5.2 is hereby amended and restated to read in its entirety as follows:

     "5.2 GRANTS OF RESEARCH LICENSES. (a) Millennium and Pfizer each hereby grants to the other a nonexclusive, irrevocable, worldwide, royalty-free, perpetual license, including the right to grant sublicenses to Affiliates to make and use Confidential Information, Program Technology and Patent Rights for all research purposes.

          (b) During the exclusivity Period, Pfizer shall have the exclusive right to seek Products based on the Program Technology.

          (c) Notwithstanding the provisions of Subsection 5.2(b), if during the exclusivity Period Pfizer withdraws its medicinal chemistry program associated with the [**], Pfizer shall so notify Millennium in writing and Millennium shall then have the right, exercisable within 90 days of such notice, to obtain from Pfizer (1) an exclusive royalty-fee research license for the [**] to discover Products (the "NMT Research License"); (2) subject to Pfizer's exclusive reservation set forth in Section 2.2 of the License Agreement, an exclusive, royalty-bearing, worldwide license to make, use, sell, offer for sale and import Products discovered using the NMT Research License (the "NMT Commercial License"); (3) copies of, and the right to use under the NMT Research License, Pfizer Confidential Information relating to the NMT program and (4) up to six different samples, each of 50 milligrams, selected by Millennium from among the analogues prepared by Pfizer in the course of its medicinal chemistry program associated with the [**], to the extent such samples are then available. Pfizer shall be under no obligation to re-synthesize any compounds in order to provide Millennium with such samples."

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                    Confidential Materials omitted and filed
                   separately with the Securities and Exchange
                     Commission. Asterisks denote omissions.

     1.8 Section 5.4 is hereby amended to add the following phrase before the first sentence of the existing text "Subject to the obligations to pay royalties on products set forth in Section 3.2 of the License Agreement". Further,
Section 5.4 is hereby amended so that the term "Program Technology" replaces the term "Joint Technology" wherever the latter appears, and so that the term "Patent Rights" replaces the term "Joint Patent Rights" wherever the latter appears.

     1.9 Section 9.1 is hereby amended so that the term "December 31, 2000" replaces the term "December 31, 1998."

2.   Amendments to the License Agreement

     2.1 The term "Millennium" shall replace the term "Myco" wherever the latter appears in the License Agreement.

     2.2 Sections 2.1 and 2.2 are amended and restated to read in their entirety as follows:

     "2.1 Licenses Under the Patent Rights.

          (a) Subject to the provisions of Section 2.1(c) below, Millennium hereby grants Pfizer an exclusive license ("License"), including the right to grant sublicenses, under the Patent Rights to make, use, sell, offer for sale and import any Product for human pharmaceutical purposes.

          (b) Subject to the provisions of Section 5.2(b) of the Research Agreement, Pfizer hereby grants Millennium an exclusive license, including the right to grant sublicenses, under the Patent Rights to make, use, sell, offer for sale and import Program Technology for research purposes [**] after the end of the Exclusivity Period.

          (c) Whenever Pfizer, in the course of the Research Program or during the Exclusivity Period, identifies a Candidate Product, then Pfizer shall so notify Millennium and issue a "Candidate Alert Notice" or equivalent in accordance with Pfizer's internal procedures. Pfizer shall then have [**] in which to determine whether to pursue the development of such Candidate Product. If Pfizer determines to pursue the development of such Candidate Product, it will be treated as a Product under Section 2.1(a) above. If Pfizer does not pursue the development of such Candidate Product, Pfizer shall nevertheless have the right to reconsider such Candidate Product during the [**] period following its decision not to pursue its

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                    Confidential Materials omitted and filed
                   separately with the Securities and Exchange
                     Commission. Asterisks denote omissions.

development. If Pfizer does not pursue the development of such Candidate Product during such time period, Millennium will be free to develop and commercialize such Candidate Product itself or with third parties after the expiration of such [**] time period, provided however that Millennium shall not have such right if
(1) Pfizer discontinues development of such Candidate Product because of Pfizer's determination, in its sole unfettered discretion, that the Candidate Product is unsafe or (2) Pfizer is developing or selling a Product with the same Profile of Activity. If Millennium commercializes such Candidate Product, Millennium shall be obligated to pay Pfizer a royalty with respect to commercial sales of such Product, as set forth in Section 3.10 hereof. In such circumstances, Pfizer shall have no rights to such Candidate Product or any resulting Product.

     2.2  OPTION EXERCISE BY PFIZER AS TO POTENTIAL [**] IDENTIFIED BY
MILLENNIUM.

          (a) Millennium hereby grants Pfizer the option to acquire an exclusive, worldwide, royalty-bearing license to commercialize any [**] arising under an NMT Research License obtained by Millennium under Section 5.2(c) of the Research Agreement.

          (b) If Millennium identifies any potential [**] arising under an NMT Research License and if Millennium thereupon decides, using a format substantially similar to a Candidate Product, to nominate such potential [**] for development, Millennium will notify Pfizer within [**] of such decision and will supply Pfizer, as Pfizer may request before or after such notification, with all Millennium Confidential Information relating to such potential [**]. Pfizer shall have a period of [**] following such notification in which to exercise the option as to that potential [**]."

     2.3  Section 2.3 is hereby amended to read in its entirety as follows:

     "Unless terminated earlier as provided below, the licenses granted hereunder shall terminate on the date of the last to expire of the Patent Rights."

     2.4 Section 3.1 is hereby amended by renumbering and recaptioning "3.1 Payment of Royalties" as "3.1(a) Payment of Royalties by Pfizer" and adding, after the end of the existing text, the following text;

     "3.1(b) PAYMENT OF ROYALTIES BY MILLENNIUM.

     During the term of any license granted by Pfizer to Millennium to commercialize any [**] pursuant to Section 5.2(c) of the Research Agreement, Millennium shall pay Pfizer a royalty equal to [**] of the Net Sales of such [**]. Such

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                    Confidential Materials omitted and filed
                   separately with the Securities and Exchange
                     Commission. Asterisks denote omissions.

royalties shall be determined and paid in the same manner as Pfizer would be required by the terms of this Agreement to determine and pay royalties."

     2.5 Section 3.2.3 is hereby amended and restated to read in its entirety as follows:

     "3.2.3 (a) The royalty paid by Pfizer to Millennium for any (i) Product or
(ii) therapeutic or prophylactic product for human pharmaceutical use made under the licenses granted in Section 5.4 of the Research Agreement, in each case for which Pfizer identifies a Lead during the Exclusivity Period, shall be the sum of the Net Sales in each Tier multiplied by the applicable royalty rate for that Tier as follows:


                                                       Minimum Royalty Rates
Net Sales in Millions of   Royalty Rates as a          as a Percentage of Net
Dollars ("Tiers")          Percentage of Net Sales     Sales
-------------------------- --------------------------  -------------------------
[**]                       [**]                        [**]
[**]                       [**]                        [**]
[**]                       [**]                        [**]
[**]                       [**]                        [**]
[**]                       [**]                        [**]

Except for the deduction permitted by Section 3.2.4 and the credit permitted by
Section 3.8, the Minimum Royalty Rate in the third column above is the absolute minimum after all offsets and deductions permitted under this Agreement.

     (b) The royalty paid by Pfizer to Millennium for any (i) Product or (ii) therapeutic or prophylactic product for human pharmaceutical use made under the licenses granted in Section 5.4 of the Research Agreement, in each case for which Pfizer identifies a Lead after the Exclusivity Period shall be 5% of the Net Sales of such Product or such product."

     2.6 Section 3.2 is hereby further amended by adding, after Subsection 3.2.3, a new Subsection 3.2.4 reading as follows:

     "3.2.4 (a) If Millennium or any Millennium sublicensee develops and sells a Product that acts at the same Target as a Product sold by Pfizer, Pfizer's royalty obligations to Millennium under Section 3.2.3 shall be calculated on a country-by-country basis using a percentage equal to [**] of the relevant percentage

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                    Confidential Materials omitted and filed
                   separately with the Securities and Exchange
                     Commission. Asterisks denote omissions.

shown in Section 3.2.3 for any country in which Millennium or any Millennium sublicensee sells such product."

     2.7 Section 3.6 is hereby amended to add, at the end of the first sentence of the existing text, the following phrase;

     ", for a period ending with the expiration of the last European or United States patent covering such Product."

     2.8 Section 3.8 is hereby amended by renumbering and recaptioning the existing text as "3.8.1 Milestones -- General" and by adding the phrase "Except as provided in Subsection 3.8.2" before the existing text and by adding, after the existing text, a new Subsection 3.8.2 reading as follows;

     "3.8.2 Milestones -- [**]

     If Pfizer exercises its option pursuant to Section 2.1 (a)(ii) to license from Millennium the rights to make, use and sell a [**] developed by Millennium, then the payments otherwise required under Subsection 3.8.1 for such Product shall as set forth below:


                        EVENT                        AMOUNT
[**]                    [**]                          [**]
[**]                    [**]                          [**]
[**]                    [**]                          [**]
[**]                    [**]                          [**]
[**]                    [**]                          [**]

     2.9 Section 10 is hereby amended to insert the following new Section 10.3 and 10.4 after the text of existing Section 10.2:

     "10.3 Indemnification of Pfizer by Millennium

     Millennium shall indemnify, defend and hold harmless Pfizer and its directors, officers, employees, and agents and their respective successors, heirs and assigns (the "Pfizer Indemnitees"), against any liability, damage, loss or expense (including reasonable attorneys' fees and expenses of litigation) incurred by or imposed upon

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                    Confidential Materials omitted and filed
                   separately with the Securities and Exchange
                     Commission. Asterisks denote omissions.

the Pfizer Indemnitees, or any one of them, in connection with any claims, suits, actions, demands or judgments, including without limitation personal injury and product liability matters (except in cases where such claims, suits, actions, demands or judgments result from the material breach, negligence or willful misconduct on the part of Pfizer), arising out of the production, manufacture, promotion, sale or use by any person of any Product or Antifungal Drug which is manufactured or sold by Millennium or by an Affiliate, sublicensee, distributor or agent of Millennium.

     10.4 The indemnification set forth in Section 10.3 shall not apply if a Pfizer Indemnitee fails to give Millennium prompt notice of any claim it receives and such failure materially prejudices Millennium with respect to any claim or action to which Millennium's obligation pursuant to this Section applies. Millennium, in its sole discretion, shall choose legal counsel, shall control the defense of such claim or action, and shall have the right to settle same on such terms and conditions as it deems advisable."

3.   Other Matters

     Except as expressly provided herein, all of the terms and provisions of the Agreements remain in full force and effect.

In Witness Whereof, the parties have caused their respective authorized representatives to execute and deliver counterparts of this Amendment No. 1.

Pfizer Inc



By   /s/ George M. Milne, Jr.
     -------------------------------
     (Signature)


George M. Milne, Jr., Vice President
------------------------------------
Name and Title (Print)

Millennium Pharmaceuticals, Inc.


By   /s/ Mark J. Levin
     -------------------------------
     (Signature)


Mark J. Levin, President and CEO
------------------------------------
Name and Title (Print)

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